UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 16, 2006

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-12175	75-2662240
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3150 Sabre Drive

Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form  8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b)  DEPARTURE OF DIRECTOR

Mr. Paul C. Ely, Jr. retired from the Board of Directors of Sabre Holdings Corporation (the “Company”) upon the expiration of his term at the Company’s Annual Meeting of Stockholders on May 16, 2006. Mr. Ely had served as an independent director of the Company since January 1997, and as the Company’s non-executive chairman of the board from December 2003 until December 2004.

ITEM 7.01. REGULATION FD DISCLOSURE

The Company has issued the press release attached hereto as Exhibit 99.1 discussing Mr. Ely’s retirement from the Company’s Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit.

Exhibit	Description
99.1	News release issued by Sabre Holdings Corporation on May 16, 2006.

All of the information furnished in Items 7.01 and 9.01 of this report and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2006	SABRE HOLDINGS CORPORATION

	By:	/s/ JAMES F. BRASHEAR
James F. Brashear
Corporate Secretary